UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: March 2, 2020

(Date of earliest event reported)

Hornbeck Offshore Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32108	72-1375844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Northpark Boulevard, Suite 300 Covington, LA		70433
(Address of Principal Executive Offices)		(Zip Code)

(985) 727-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value	HOS	New York Stock Exchange
Common Stock, $0.01 par value	HOSS	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01. Regulation FD Disclosure

Hornbeck Offshore Services, Inc. (the “Company”) announced today that as of the Early Tender Date, as contemplated in its previously announced exchange and tender offers (the “Offers”) and solicitation of consents for the Company’s outstanding 5.875% Senior Notes due 2020 and 5.000% Senior Notes due 2021 (the “2021 Senior Notes” and together with the 2020 Senior Notes, the “Existing Notes”) holders of approximately 83.4% of the 2020 Senior Notes and holders of approximately 94.8% of the 2021 Senior Notes have tendered Existing Notes in the Offers.

Given that the preliminary results are well below the required threshold of 99% required pursuant to the terms of the Offers, the Company, in consultation with its advisors, is exploring a range of options with its stakeholders with the common objective of strengthening the Company’s financial position. Consistent with this goal, the Company is deferring certain upcoming debt service payments and the requisite lenders under the applicable debt documents intend to provide for the suspension of exercise of rights in connection with the deferral of these payments while the parties continue their discussions.

The information in this Current Report on Form 8-K is for informational purposes only and is not an offer to purchase or exchange or a solicitation of an offer to purchase, exchange or sell any securities, nor shall there be any sale or exchange of any securities in any jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This communication contains forward-looking statements, including, in particular, statements about the Company’s plans and intentions with regard to the Offers and related consent solicitations. These statements are based on the Company’s current assumptions, expectations and projections about future events. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that the expectations will prove to be correct.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hornbeck Offshore Services, Inc.

Date: March 2, 2020	By:	/s/ James O. Harp, Jr.
James O. Harp, Jr.
Executive Vice President and Chief Financial Officer